UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026
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HIMS & HERS HEALTH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38986	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2269 Chestnut Street, #523
San Francisco, CA 94123
(Address of principal executive offices)
(415) 851-0195
(Registrant’s telephone number, including area code)
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HIMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2026, Hims & Hers Health, Inc. (the “Company”), Hims, Inc. (the “Guarantor”), and Horizon BidCo Pty Ltd ACN 694 778 375, an Australian proprietary company (the “Purchaser”) and wholly-owned subsidiary of the Company, entered into a Securities Sale Deed (the “Deed”) with the sellers party thereto (the “Sellers”), pursuant to which, among other things, the Sellers agreed to sell and Purchaser agreed to purchase from each Seller (the “Proposed Acquisition”) all of the issued capital (the “Target Equity”) of EUC Management Pty Ltd ACN 631 013 860 (d/b/a Eucalyptus) (the “Target”). The Target is an Australia-based digital health company that operates in Australia, the UK, Germany, Canada and Japan.

Pursuant to the Deed, the Purchaser is obligated to purchase all Target Equity from the Sellers in exchange for an aggregate consideration of up to approximately $1,150,000,000 (the “Enterprise Value”). The Proposed Acquisition consideration consists of (i) upfront payments with a value of approximately $240,000,000 (the “Upfront Payments”), deferred payments with an aggregate value of approximately $710,000,000 (the “Deferred Payments”), and earnout payments with an aggregate value of up to approximately $200,000,000 (the “Earnout Payments”), adjusted by (ii) a net debt and working capital adjustment and certain other adjustments as set forth in the Deed (the “Actual Adjustment Amount”, and the foregoing consideration and adjustment, the “Aggregate Consideration Amount”). The Actual Adjustment Amount is subject to customary adjustment mechanisms, following the closing of the Proposed Acquisition (the “Closing”), pursuant to the terms of the Deed.

The Upfront Payments will be paid upon Closing and consist of (i) in relation to key employee holders of Target Equity (each, a “Key Employee Seller”), the amount equal to 40% of that Key Employee Seller’s respective proportion of the Aggregate Consideration Amount and (ii) in relation to other holders of Target Equity (each, an “Other Seller”), the amount equal to 20% of 90% of that Other Seller’s respective proportion of the Aggregate Consideration Amount.

The Deferred Payments will be paid to the Other Sellers upon each of the three-, six-, nine-, twelve-, fifteen- and eighteen-month anniversaries of Closing, and consist of amounts up to (i) an amount equal to 15% of 90% of the Aggregate Consideration Amount on each of the three-, six-, nine- and twelve-month anniversaries of Closing, and (ii) an amount equal to 10% of 90% of the Aggregate Consideration Amount on each of the fifteen- and eighteen-month anniversaries of Closing, in each case, subject to the terms and conditions of the Deed.

The Earnout Payments are based on and subject to certain revenue and adjusted EBITDA targets of the Target following the release of the Company’s results for each of fiscal years 2026, 2027 and 2028, respectively, in each case subject to the terms and conditions of the Deed. The Earnout Payments consist of (i) in relation to each Key Employee Seller, the amount equal to 60% of that Key Employee Seller’s respective proportion of the Aggregate Consideration Amount and (ii) in relation to each Other Seller, the amount equal to 10% of that Other Seller’s respective proportion of the Aggregate Consideration Amount.

Pursuant to the Deed, the Purchaser, in its sole discretion, may determine to satisfy its obligation to make any Deferred Payments or Earnout Payments to certain Sellers specified therein (the “Equity Settled Sellers”) in whole or in part, by the issuance of Class A common stock, par value $0.0001 per share, of the Company (the “Company Shares”) to such Equity Settled Sellers (the “Equity Option”) upon, and subject to, the terms and conditions set forth in the Deed. The maximum aggregate percentage of the Deferred Payments and Earnout Payments payable to the Equity Settled Vendors which Purchaser may satisfy pursuant to the Equity Option is approximately 60%. The number of Company Shares to be issued shall be determined based upon the volume-weighted average sales price per Company Share for each of the 10 consecutive trading days ending one trading day prior to the applicable date of issuance or, in the event that any Earnout Payment is in dispute as of the date Purchaser would make its election to exercise the Equity Option, then based upon the volume-weighted average sales price per Company Share for each of the six consecutive trading days ending one trading day prior to the applicable date of issuance. In the event that there are any Company Shares issued pursuant to the Equity Option which cannot be immediately resold by a Seller pursuant to Rule 144 without regard to volume or manner-of-sale requirements, the Company will register such Company Shares for resale promptly following issuance.

Following Closing, the Company will grant restricted stock unit awards underlying a number of Company Shares with an aggregate value of up to $50,000,000, under the Company’s 2020 Equity Incentive Plan, to certain employees of the Target who join the Company as employees following Closing. In addition, following each of the first to fourth anniversaries of Closing, the Company will grant restricted stock unit awards underlying a number of Company Shares with an aggregate value of up to $12,500,000 (or up to $50,000,000 over such four-year period) under the Company’s 2020 Equity Incentive Plan, to certain employees of the Target who join the Company as employees following Closing.

Pursuant to the Deed, Purchaser and Target also agree to negotiate in good faith with respect to the execution of a revolving debt facility with a limit of $30,000,000 to support the Target’s working capital needs that may arise prior to the Closing which are approved by Purchaser. Any such revolving debt facility shall be subject to, and in compliance with, the terms of the Company’s existing Revolving Credit and Guaranty Agreement with certain lenders and JPMorgan Chase Bank, N.A., as administrative and collateral agent or conditioned upon receipt of the consent of the lenders thereunder.

The Closing of the Proposed Transaction is anticipated to occur during the middle of fiscal year 2026. The consummation of the Proposed Acquisition is subject to the satisfaction or waiver of customary closing conditions for a transaction governed by the law of New South Wales, Australia, like the Deed, including, without limitation, receipt of required regulatory approvals, receipt of key contract consents, no material adverse change occurring and no breach of certain agreed provisions of the Deed by the Sellers.

The Purchaser has made customary representations and warranties in the Deed and has agreed to customary covenants regarding the operation of the business of the Company, the Purchaser and certain subsidiaries prior to the Closing. The Purchaser has also purchased and bound a representations and warranty insurance policy with respect to the representations, warranties and covenants of the Sellers under the Deed, pursuant to which the Purchaser will have recourse for certain breaches of the Sellers’ warranties and indemnities in the Deed. The Guarantor has agreed to guarantee the Purchaser’s obligations under the Deed.

The foregoing description of the Proposed Acquisition and the Deed does not purport to be complete and is qualified in its entirety by reference to the Deed, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Deed is not intended to provide any other factual or financial information about the Company, the Purchaser, the Target or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Deed were made only for purposes of that Deed and as of specific dates; were solely for the benefit of the parties to the Deed; may be subject to limitations agreed upon by the parties, including being qualified by, among other things, confidential disclosures, and may have been made for the purposes of allocating contractual risk between the parties to the Deed instead of establishing these matters as facts. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, the Purchaser, the Target or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Deed.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the Company Shares that may be issued pursuant to the Equity Option is incorporated herein by reference. Any such Company Shares will be issued pursuant to one or more exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including those provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On February 19, 2026, the Company issued a press release announcing the Proposed Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 7.01. The information contained in this Item 7.01, including the press release referenced herein, is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. Such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1†	Securities Sale Deed, dated as of February 19, 2026, by and among Horizon BidCo Pty Ltd ACN 694 778 375, Hims & Hers Health, Inc., Hims, Inc. and the sellers named therein.
99.1	Press Release, dated February 19, 2026, issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† The Registrant has omitted portions of the exhibit (indicated by “[***]”) as permitted under Item 601(b)(2) of Regulation S-K because such information is both (i) not material and (ii) information that the Registrant treats as private or confidential. The Registrant hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

Forward-Looking Statements

Certain statements contained herein or in the press release furnished as part of this Current Report, including statements regarding the Proposed Transaction, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “assume,” “may,” “will,” “likely,” “potential,” “projects,” “predicts,” “continue,” “goal,” “strategy,” “future,” “forecast,” “target,” “outlook,” “opportunity,” “project,” “confidence,” “foundation,” “groundwork,” or “should,” or, in each case, their negative or other variations or comparable terminology. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, the timing of Closing and the satisfaction of all conditions to Closing. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, the forward-looking statements contained herein are based on the Company’s current expectations, assumptions and beliefs. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risk that the Proposed Acquisition may not be consummated in a timely manner, if at all; (ii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iii) the effect of the announcement of the Proposed Acquisition on the Target’s, Company’s and Guarantor’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (iv) risks related to obtaining the requisite consents to the Proposed Acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, as well as those factors described in the Risk Factors and other sections of the Company’s most recently filed Quarterly Report on Form 10-Q, the Company’s most recently filed Annual Report on Form 10-K, and other current and periodic reports the Company files from time to time with the Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company undertakes no obligation (and expressly disclaims any obligation) to update or revise any forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMS & HERS HEALTH, INC.

Date: February 19, 2026	By:	/s/ Andrew Dudum
Andrew Dudum
Chief Executive Officer